Exhibit 10

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                                                         SECURITY                            E-FORM 86204 (1999/04)
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GENERAL SECURITY AGREEMENT:

For value received, the undersigned (the "Debtor") hereby grants to Royal Bank of Canada ("RBC") a Security Interest in the Collateral as defined in Royal Bank's Standard General Security Agreement Terms (form 920 (1999/04)). The terms of the Standard General Security Agreement Terms are incorporated herein by reference and form part of this agreement (the "General Security Agreement"). The Customer acknowledges receipt of a copy of the General Security
Agreement, including the Standard General Security Agreement Terms.

                                                             SPECTRUM TRADING INC.

                                                             -------------------------------------------------------
                                                             (if a Corporation or Partnership, insert name above)

                                                             /s/ Raj-Mohinder S. Gurm
-------------------------------------------------------      -------------------------------------------------------
Witness (not required for corporations or partnerships)      Debtor (or Authorized Officer or Partner)


Date   June 1, 1999
                                                             -------------------------------------------------------
                                                             Debtor (or Authorized Officer or Partner)
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                                ROYAL BANK OF CANADA
                          BUSINESS BANKING LOAN AGREEMENT

Each of the undersigned Customer and owners/partners requests that Royal Bank of Canada ("RBC") provides the Customer with the following loans (each a "Loan") and banking services, and each of the undersigned Customer and owners/partners agrees to be jointly and severally liable for each such Loan.

                                   Service Name
                                   ------------

Royal Business OperatingLine.

Maximum Amount:         $ 35,000.00
Business Account:    # 101-789-6        Transit # 03280
X   Revolvement by RBC:     Minimum Retained Balance:   $   0.00
-
                            Minimum Revolvement Amount: $   0.00
    Revolvement by the Customer
-

Interest Rate: Royal Bank Prime Rate plus 2.0000% per annum payable on the 20TH day of each month.

Set-up Fee: $ 100.00   Monthly Fee: $ 25.00 MONTHLY REVOLVING FEE

Renewal Fee:











THE CUSTOMER AND THE OWNERS/PARTNERS SIGNING BELOW (WE) ACKNOWLEDGE THAT WE HAVE RECEIVED FOR EACH LOAN SPECIFIED ABOVE, A COPY OF THE APPLICABLE STANDARD TERMS WHICH ARE INCORPORATED BY REFERENCE TO THIS AGREEMENT.

We agree to be bound by those Standard Terms. We further agree that if, for any particular Loan, RBC sends us a revised set of Standard Terms and if we do not repay that Loan before the effective date of the revised Standard Terms, it will attest that we have received a copy of and agreed to the revised Standard Terms.


  June 1, 1999
------------------



SPECTRUM TRADING INC.
                                          /s/ Raj-Mohinder Gurm
--------------------------------------    --------------------------------------
(Name of Customer)                        RAJ-MOHINDER GURM

/s/ Raj-Mohinder Gurm
--------------------------------------    --------------------------------------
(Authorized Signing Officer)              (Signature of Owner/Partner)


--------------------------------------    --------------------------------------
(Authorized Signing Officer)              (Signature of Owner/Partner)

                                          --------------------------------------
                                          (Signature of Owner/Partner)

ACCEPTED:
ROYAL BANK OF CANADA


--------------------------------------
(Signature of Owner/Partner)

A copy of the Standard Terms (having the same revision date as this Agreement) for each Loan specified above has been given to the above named Customer and
to each of the owners/partners signing above, this   June 1, 1999
                                                   -------------------

   GAIL RYAN                    /s/ Gail Ryan               03280
-----------------------   -----------------------   -----------------------
(Print name of employee)         (Signature)              (Transit)

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                                                              Form 857 (10-1997)
                                                                   Retention - M
                       LETTER OF INDEPENDENT LEGAL ADVICE

                                                            Date:   10/6/99
                                                                 ---------------


To: ROYAL BANK OF CANADA (the "Bank")


   I have been consulted by BALBIR GURM (the "Obligant") as to the liability which the Obligant would incur by taking the following action, vis., signing or endorsing the following.

a Guarantee and Postponement of Claim in the principal sum of $ 35,000.00 for the purpose of securing the liabilities, whether past, present or future, of SPECTRUM TRADING INC. (the "Customer") to the Bank.


   I have advised the Obligant fully as to the effect of that action and the liability which the Obligant would incur by taking it, and the manner in which that liability could be enforced. The Obligant understands the nature and effect of and the liability which would arise from the taking by the Obligant of that action. I have given this advice to the Obligant as Solicitor for and in the Obligant's interest only, and without regard to or consideration for the interests of the Customer or of the Bank. I have not given any legal advice either to the Customer or to the Bank in connection with this matter.


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Print Name, Address and Telephone number of Law firm /Notary's office                       Yours truly,
------------------------------------------------------------------------------------
                                                                                            /s/ John Tome
                                                                                            ----------------------------------
                                                                                            JOHN B. TOME
                                                                                            Barrister & Solicitor
                                                                                            7929 - 120th Street
                                                                                            DELTA, B.C.  V4C 6P6
                                                                                            ----------------------------------
                                                                                            Solicitor Name (Print)
                                                                                            (Quebec: solicitor or notary name)
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   I hereby acknowledge that all the statements made in the foregoing letter are true and correct. Neither the Customer, nor the Bank nor any of the officers, employees or agents of either of them have used any compulsion or made any threat or exercised any undue influence to induce me to take the
action mentioned in that letter,         John B. Tome        , the writer of
                                 ----------------------------
                                 Solicitor/Notary Name (Print)
that letter, in advising me as stated in it, was consulted by me as my personal
Solicitor and in my own interest only.

                                               /s/ Balbir Gurm
                                               ---------------------------------
                                               BALBIR GURM
                                               Signature of obligant

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SunLife                                            APPLICATION                                             [GRAPHIC OMITTED]
 of Canada

Group Policy 51000                       ROYAL BANK BUSINESS LOAN INSURANCE PLAN                           FORM 3460 (02-97)
----------------------------------------------------------------------------------------------------------------------------
Section 1 - (Information about the Business)
----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------    ------------------------------------------------------------
Name of Business                                                Business includes a sole proprietorship, partnership,
                                                                corporation or other entity operating a Business or Farm
SPECTRUM TRADING INC.                                           that is indebted to Royal Bank under a Loan.
------------------------------------------------------------
                                                                [ ] Sole Proprietorship  [X] Corporation  [ ] Partnership
------------------------------------------------------------
Business SRF No.                 Loan No.                       [ ] Agriculture          [ ] Other
------------------------------------------------------------    ------------------------------------------------------------

We request that the Proposed Insured named below be insured
for the amount shown in box (1) below, under Royal Bank
                                                                ------------------------------------------------------------
Business Loan Insurance Plan, Group Policy 51000 ("Policy")                  Amount of Insurance (CAD$ only)
issued by Sun Life Assurance Company of Canada ("Insurer")
to Royal Bank of Canada ("Royal Bank").                             Proposed Insured's existing
                                                                    insurance for this business     $______________
We understand that approval of this insurance is automatic
if:                                                             Increase of insurance requested
                                                                            in this Application     $   35,000
                                                                                                     --------------
(i)    The NEW TOTAL AMOUNT in Section 3 is $200,000 or less,
       and                                                              Total for this Business (1) $   35,000
                                                                                                     --------------
(ii)   The answer to the BASIC INSURABILITY QUESTION is "No",
       and                                                        *Show any insurance currently held by the Business on the

(iii)  This Application is made within 31 days of the date         proposed Insured under group policy 150000G or this
       the Loan or an increase in the Loan is advanced.            Policy
                                                                ------------------------------------------------------------

Otherwise a Health Questionnaire, Form 3461, must be completed and insurance will not begin until the date specified in the Insurer's written approval.

o   We authorize Royal Bank to add insurance premiums plus
    tax, where applicable, to the Loan payment.
o   We acknowledge that this Application, along with the
    Insurance Booklet, Form 3459, any signed statements by
    the Insured Person furnished as evidence of insurability,
    and any letter of approval from the insurer, are the
    Certificate of Insurance.                                      /s/ Raj-Mohinder Gurm
                                                                ---------------------------------------------------
o   We understand that this insurance will replace any          Authorized Signature
    previous insurance under the previous group policy 15000G
    or this Policy held by the Business on the Proposed Insured.
                                                                ---------------------------------------------------
o   We declare that the Business and the Proposed Insured are   Authorized Signature
    eligible for coverage under the Policy.
o   We understand that concealment, misrepresentation or false declaration concerning this Application will cause this
    insurance to be void.                                       June 1, 1999
                                                                ---------------------------------------------------
o   We acknowledge receiving the Insurance Booklet and Part 3   Date
    of this Application.
o   We authorize the Insurer to obtain, provide and exchange
    information as may be required for the administration and
    servicing of this insurance with Royal Bank's insurance
    service centre.

----------------------------------------------------------------------------------------------------------------------------
Section 2 - (Completed by the Proposed Insured)
----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------    ------------------------------------------------------------
First Name and Initials                                         Date of Birth  02 / 19 / 60   Sex [x] Male  [ ] Female
RAJ-MOHINDER
------------------------------------------------------------
Last Name                                                       Have you used ANY tobacco
GURM                                                            products during the last 12 months?   [ ]  Yes  [x}  No
------------------------------------------------------------
------------------------------------------------------------
Proposed Insured's Personal SRF No. (if applicable)             Note: Premium rates are determined by age, sex and your
                                                                response to the above question. See Insurance Booklet for
                                                                premium rates.
------------------------------------------------------------    ------------------------------------------------------------
                                                                ------------------------------------------------------------
BASIC INSURABILITY QUESTION                                     Existing Insurance held by other
Have you, within the past 36 months:                            Businesses on my life under this   (2)  $________________
o Had an application for life or disability insurance           Plan is:
                                                                ------------------------------------------------------------
  declined, postponed or assessed at a higher than standard     o I consent to be insured and I am at least age 18 and under
  premium rate, or                                                age 65 and a resident of Canada or the United States of
                                                                  America.
o Received any treatment for, consulted a physician for or
  been diagnosed as having:                                     o I declare that my answers in this Application are true and complete, and I understand that concealment,
o Heart or circulatory trouble, high blood pressure, stroke,      misrepresentation or false declaration concerning this
  lung disorder or asthma;                                        Application will cause this insurance to be void.

o Cancer, leukemia, digestive or intestinal disorder,           o I have expressly requested that this Application and all
  diabetes, liver or kidney disease or any disease or disorder    related documents be drawn up in English. J'ai expressement
  of the brain or nervous system;                                 demande que cette demande et tous documents s'y rattachant soient rediges en anglaios. (Quebec only)
o Alcohol or substance abuse, mental or psychiatric illness
  or disorder;                                                    /s/ Raj-Mohinder Gurm
                                                                  ---------------------------------------
o AIDS (Acquired Immune Deficiency Syndrome), ARC(AIDS Related    Signature of Proposed Insured
  Complex) or HIV (Human Immunodeficiency Virus)?

        [ ] Yes          [X] No                                   June 1, 1999
           ------------     ------------                          ---------------------------------------
             Initial          Initial

Note: If you answer "Yes" a Health Questionnaire must be completed and submitted to the Insurer for approval.

Please refer to the explanation of the Pre-existing Health
Condition on the reverse side of this form.
----------------------------------------------------------------------------------------------------------------------------
Section 3 - (Completed by the Bank)
----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------
Proposed Insured's Total Insurance Amount                        Is Health Questionnaire required?  [ ] Yes  [X] No
                                                                 If Yes, (x below:)
Enter amount from Section 1 Box (1)    $    35,000
                                        --------------
                                                                 [ ] NEW TOTAL AMOUNT exceeds $200,000
Enter amount from Section 2 Box A      $
                                        --------------
                NEW TOTAL-AMOUNT+      $    35,000               [ ] The answer to the BASIC INSURABILITY QUESTION is "Yes"
                                        --------------
                                                                 [ ] This Application is made more than 31 days after the Loan or an increase in the Loan is advanced.
+ May not exceed $2.5 million
------------------------------------------------------------
                                              -----------                                                    ---------------
            GAIL RYAN                             224            Address                                         0 3 2 8 0
---------------------------------------------------------        -----------------------------------------------------------
Account Manager (Print Name)                      No.            Bank Address                                  Bank Transit

----------------------------------------------------------------------------------------------------------------------------
Section 4 - WAIVER OR INELIGIBLE FOR INSURANCE (Completed by the Business - if necessary)
----------------------------------------------------------------------------------------------------------------------------
We do NOT wish to apply for life insurance for the following individual(s) (indicate Waived or Ineligible).

                                 Loan Amount Waived     Waived   Ineligible
                                                         (x)        (x)
                                 $                       [ ]        [ ]
-------------------------------   -----------------                     --------------------------------------------
Name of Authorized Signor                                               Authorized Signature

                                                         (x)        (x)
                                 $                       [ ]        [ ]
-------------------------------   -----------------                     --------------------------------------------
Name of Authorized Signor                                               Authorized Signature

---------------------------------------------------                     ------------------
Name of Business                                                        Date
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Registered trade-mark of Royal Bank of Canada.

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                             PRE-EXISTING HEALTH CONDITION


The Insurer will not pay a death benefit with respect to the initial amount of an Insured Loan if the Insured Person dies within 12 months of the date the insurance takes effect on the Insured Loan and the death is directly or indirectly caused, in whole or in part, by a condition for which the Insured Person received treatment during the 12 months immediately before the insurance took effect on the insured Loan.

The Insurer will not pay a death benefit with respect to an increase of an Insured Loan id the Insured Person dies within 12 months of the date the insurance takes effect on the increase and the death is directly or indirectly caused, in whole or in part, by a condition for which the Insured Person received treatment during the 12 months immediately before the insurance took effect on the increase.

For the purpose of this exclusion, the initial amount of an Insured Loan is the principal amount that is initially approved by Royal Bank or the amount of the maximum credit limit that is initially approved by Royal Bank. A subsequent increase in that principal amount or maximum credit limit will be considered to be an increase in the Insured Loan.

Treatment includes any or all of the following: consulting with, visiting or receiving advice from a physician; taking tests or undergoing diagnostic measures; and taking pills, injections or other medication/.

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